UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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PUTNAM ASSET ALLOCATION FUNDS
(for Putnam Dynamic Asset Allocation Balanced Fund
Putnam Dynamic Asset Allocation Conservative Fund
Putnam Dynamic Asset Allocation Growth Fund
Putnam Multi-Asset Income Fund)
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE SECURITIES FUND
PUTNAM DIVERSIFIED INCOME TRUST
GEORGE PUTNAM BALANCED FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM HIGH YIELD FUND
PUTNAM INCOME FUND
PUTNAM LARGE CAP VALUE FUND
PUTNAM SUSTAINABLE LEADERS FUND
PUTNAM ETF TRUST
(for Putnam Focused Large Cap Value ETF)
PUTNAM FUNDS TRUST
(for Putnam Core Equity Fund

Putnam Core Bond Fund
Putnam Emerging Markets Equity Fund
Putnam Floating Rate Income Fund
Putnam Focused Equity Fund
Putnam Global Technology Fund
Putnam Intermediate-Term Municipal Income Fund
Putnam International Value Fund
Putnam Small Cap Growth Fund
Putnam Mortgage Opportunities Fund
Putnam Short Duration Bond Fund
Putnam Short-Term Municipal Income Fund
Putnam Ultra Short MAC Series
Putnam Ultra Short Duration Income Fund)
PUTNAM INVESTMENT FUNDS
(for Putnam International Capital Opportunities Fund
Putnam Large Cap Growth Fund
Putnam Research Fund
Putnam Small Cap Value Fund
Putnam Sustainable Future Fund)
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME
FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MORTGAGE SECURITIES FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME
FUND
PUTNAM TARGET DATE FUNDS
(for Putnam Retirement Advantage 2025 Fund
Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2035 Fund
Putnam Retirement Advantage 2040 Fund
Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2055 Fund
Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage Maturity Fund
Putnam Sustainable Retirement 2025 Fund
Putnam Sustainable Retirement 2030 Fund

Putnam Sustainable Retirement 2035 Fund
Putnam Sustainable Retirement 2040 Fund
Putnam Sustainable Retirement 2045 Fund
Putnam Sustainable Retirement 2050 Fund
Putnam Sustainable Retirement 2055 Fund
Putnam Sustainable Retirement 2060 Fund
Putnam Sustainable Retirement Maturity Fund)
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX-FREE INCOME TRUST
(For Putnam Strategic Intermediate Municipal Fund
Putnam Tax-Free High Yield Fund)

(Name of Registrant as Specified in its Charter)

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Putnam open-end funds proxy solicitation

[name here], before we break, just wanted to highlight our excitement around the expected closing of Putnam Investments. When complete, the Putnam acquisition will add new investment solutions as well as several value-add programs for your business. Have you worked with Putnam? (info gathering opportunity) That is excellent to hear, “…may I ask a favor? May I ask that you please give a reach out to your clients with a position in Putnam requesting that they vote their proxy if they have not already done so.

Summary

The special meetings of shareholders scheduled for October 20, 2023 were adjourned to November 17, 2023 for certain Putnam open-end funds due to insufficient participation.

Shareholders of Putnam open-end funds with adjourned meetings are asked to vote to approve a new management contract and sub-advisory contract(s) for their fund(s) before special shareholder meetings scheduled for November 17, 2023.

A proxy statement with complete details about the proposals has been made available to shareholders of record as of July 24, 2023.

The Board of Trustees of the Putnam Funds unanimously recommends that shareholders vote for all proposals.

The vote is happening because, as announced on May 31, 2023, Franklin Templeton has entered into a definitive purchase agreement with Great-West Lifeco Inc. to acquire Putnam Investments, with the transaction expected to close in the fourth quarter of 2023.

Voting for new management contracts will provide you with: Continuity of your fund’s investment management and will allow a fund’s operations to continue uninterrupted after the transaction.

A combined organization with greater scale and resources, broader distribution capabilities, and new opportunities to grow.

How shareholders vote

Voting is easy by web, telephone, or mail. Putnam has hired Broadridge Financial Solutions, Inc., to assist in the proxy solicitation.

You may conveniently vote by:

Web: Visit www.proxyvote.com and enter the voting control number found in the proxy materials you received.

Telephone: Call toll-free at 800-690-6903 and vote by touch-tone phone (you will need the voting control number found in the proxy materials you received).

Mail: Sign and date the proxy card and return it in the enclosed postage-paid envelope. If you vote online or by phone, you do not need to mail your proxy card.

If you do not have your voting control number, or if you have any questions, please call toll-free at 833-501-4818 to speak with a proxy specialist.

Voting takes less than one minute. Once you vote either by phone, mail, or online, no additional reminders will be sent.

PLEASE VOTE
2 Putnam Investments | putnam.com

Questions and Answers

Why is Putnam holding special shareholder meetings?

On May 31, 2023, it was announced that Franklin Templeton had entered into a definitive purchase agreement with Great-West Lifeco Inc. to acquire Putnam Investments, with the transaction expected to close in the fourth quarter of 2023. As required by this transaction, the Putnam open-end funds will hold special shareholder meetings on November 17, 2023, to seek approval for a new management contract and new subadvisory contracts, as applicable, for each fund.

What proposals are being presented to shareholders at the special meetings?

The Putnam open-end funds will hold special shareholder meetings on November 17. The Board of Trustees of the Putnam open-end funds unanimously recommends that shareholders vote “FOR” all proposals described below.

Proposal	Proposal description	Affected funds

1.	Approving a new Management	All funds
Contract with Putnam Investment
Management, LLC for your fund

2a	Approving a new Sub-Management	All funds, other than Putnam PanAgora
	Contract between Putnam Investment	ESG Emerging Markets Equity ETF and
	Management, LLC and Putnam	Putnam PanAgora ESG International
	Investments Limited for your fund	Equity ETF

2b	Approving a new Sub-Advisory	Putnam Core Bond Fund, Putnam
	Contract among Putnam Investment	Dynamic Asset Allocation Balanced
	Management, LLC, Putnam	Fund, Putnam Dynamic Asset
	Investments Limited, and The Putnam	Allocation Conservative Fund, Putnam
	Advisory Company, LLC for your fund	Dynamic Asset Allocation Equity Fund,
Putnam Dynamic Asset Allocation
Growth Fund, Putnam Emerging
Markets Equity Fund, Putnam Focused
Equity Fund, Putnam Focused
International Equity Fund, Putnam
Global Health Care Fund, Putnam
Global Technology Fund, Putnam
International Capital Opportunities
Fund, Putnam International Equity
Fund, Putnam International Value
Fund, Putnam Multi-Asset Income
Fund, Putnam Research Fund, Putnam
Short Duration Bond Fund, Putnam VT
Emerging Markets Equity Fund,
Putnam VT Focused International
Equity Fund, Putnam VT Global Asset
Allocation Fund, Putnam VT Global
Health Care Fund, Putnam VT
International Equity Fund, Putnam VT
International Value Fund, and Putnam
VT Research Fund

2c	Approving a new Subadvisory	Putnam PanAgora ESG Emerging
	Agreement between Putnam	Markets Equity ETF and Putnam
	Investment Management, LLC and	PanAgora ESG International Equity
	PanAgora Asset Management, Inc. for	ETF
your fund